THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE CONPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                        ADVANCED UROSCIENCE, INCORPORATED
                           WARRANT TO PURCHASE SHARES
                                 OF COMMON STOCK


COMPANY: Advanced UroScience, Incorporated, a Minnesota corporation (the "Company"), and any corporation that shall succeed to the obligations of the Company under this Warrant.


NUMBER OF SHARES:        _____________
CLASS OF STOCK:          Common Stock
EXERCISE PRICE:          $_____ per share
EXPIRATION DATE:         ______________
DATE OF GRANT:           ______________


     THIS CERTIFIES THAT, for value received, ______________________________, is entitled to purchase the above number (as adjusted pursuant to Section 6 hereof) of fully paid and nonassessable shares of the Common Stock of the Company at the Exercise Price above (as adjusted pursuant to Section 6 hereof), subject to the provisions and upon the terms and conditions set forth herein.

     1.   DEFINITIONS.

     As used herein, the following terms, unless the context otherwise requires, shall have the following meanings:

     (a) "Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations thereunder, as shall be in effect at the time.

     (b) "Common Stock" shall mean shares of the presently authorized common stock of the Company and any stock into which such Common Stock may hereafter be exchanged.

     (c) "Holder" shall mean any person who shall at the time be the holder of this Warrant.

     (d) "Shares" shall mean the shares of the Class of Stock (as defined on Page 1 of this Warrant) that the Holder is entitled to purchase upon exercise of this Warrant, as adjusted pursuant to Section 6 hereof.

     (e) "Warrant Price" shall mean the Exercise Price at which this Warrant may be exercised, as adjusted pursuant to Section 6 hereof.

     2.   NUMBER OF SHARES.

     Holder is entitled to purchase __________ shares of the Company's Common Stock, subject to the terms and conditions of this Warrant.

     3.   TERM.

     The purchase right represented by this Warrant is exercisable, in whole or in part, at any time on or before the Expiration Date.

     4.   METHOD OF EXERCISE; PAYMENT; ISSUANCE OF NEW WARRANT.

     Subject to Section 3 hereof, the purchase right represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Appendix A duly executed) at the principal office of the Company and by the payment to the Company, by certified check made payable to the Company drawn on a United States bank and for United States funds, of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased. In the event of any exercise of the purchase right represented by this Section 4, certificates for the Shares so purchased shall be delivered to the Holder within thirty (30) days of receipt of such payment and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this warrant shall not then have been exercised shall also be issued to the Holder within such thirty (30) day period.

     5.   EXERCISE PRICE.

     The Warrant Price at which this Warrant may be exercised shall be the Exercise Price, as adjusted from time to time pursuant to Section 6 hereof.

     6.   ADJUSTMENT OF NUMBER AND KIND OF SHARES AND ADJUSTMENT OF WARRANT
          PRICE.

     6.1 CERTAIN DEFINITIONS. As used in this Section 6 the following terms shall have the following respective meanings:

          (a) OPTIONS: rights, options or warrants to subscribe for, purchase or otherwise acquire either shares of Common Stock or Convertible Securities.

          (b) CONVERTIBLE SECURITIES: any evidences of indebtedness, shares of stock or other securities directly or indirectly convertible into or exchangeable for Common Stock.

     6.2 ADJUSTMENTS. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from tune to time upon the occurrence of certain events, as follows:

          (a) RECLASSIFICATION, REORGANIZATION, CONSOLIDATION OR MERGER. In the case of any reclassification of the Common Stock, or any reorganization, consolidation or merger of the Company with or into another corporation (other than a merger or reorganization with respect to which the Company is the continuing corporation and which does not result in any reclassification of the Common Stock), the Company, or such successor corporation , as the case may be, shall execute a new warrant, providing that the Holder shall have the right to exercise such new warrant and upon such exercise to receive, in lieu of each share of the Class of Stock theretofore issuable upon exercise of this Warrant, the number and kind of securities receivable upon such reclassification, reorganization, consolidation or merger by a holder of shares of the same Class of Stock of the Company for each share of the Class of Stock. The aggregate warrant price of the new warrant shall be the aggregate Warrant Price in effect immediately prior to the reclassification, reorganization, consolidation or merger. Such new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6 including, without limitation, adjustments to the Warrant Price and to the number of shares issuable upon exercise of this Warrant. The provisions of this subsection (a) shall similarly apply to successive reclassifications, reorganizations, consolidations or mergers.

          (b) SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the Class of Stock for which this Warrant is then exercisable, the Warrant rice s all be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination. Any adjustment under this subsection (b) shall become effective when the split, subdivision or combination becomes effective.

          (c) STOCK DIVIDENDS. If the Company at any time while this Warrant remains outstanding and unexpired shall pay a dividend with respect to the Class of Stock for which this Warrant is then exercisable, payable in shares of that Class of Stock, Options or Convertible Securities, the Warrant Price shall be adjusted, from and after the date of determination of the shareholders entitled to receive such dividend or distributions, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of that Class of Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of the same Class of Stock outstanding immediately after such dividend or distribution (including shares of that Class of Stock issuable upon exercise, conversion or exchange of any Options or Convertible securities issued as such dividend or distribution). If the Options or Convertible Securities issued as such dividend or distribution by their terms provide, with the passage of time or otherwise, for any decrease in the consideration payable to the Company, or any increase in the number of shares issuable upon exercise, conversion or exchange thereof (by change of rate or otherwise), the Warrant Price shall, upon any such decrease or increase becoming effective, be reduced to reflect such decrease or increase as if such decrease or increase became effective immediately prior to the issuance of the Options or Convertible Securities as the dividend or distribution. Any adjustment under this subsection (c) shall become effective on the record date.

          (d) EXERCISE PRICE REDUCTION. In the event the Company issues any shares of Common Stock for cash for a per share purchase price which is less than the Exercise Price then in effect, the Exercise Price shall be reduced from time to time to equal the per share purchase price for such transaction(s).

     6.3 ADJUSTMENT OF NUMBER of Shares. Upon each adjustment in the Warrant Price pursuant to this Section 6, the number of Shares issuable upon exercise of this Warrant shall be adjusted to the product obtained by multiplying the number of Shares issuable immediately prior to such adjustment in the Warrant Price by a fraction (i) the numerator of which shall be the Warrant Price immediately prior to such adjustment, and (ii) the denominator of which shall be the Warrant Price immediately after such adjustment.

     6.4 NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this
Section 6 and in the taking of all such actions as may be necessary or appropriate in order to protect against impairment of the rights of the holder of this Warrant to adjustments in the Warrant Price.

     7.   NOTICE OF ADJUSTMENTS.

     Whenever the Warrant Price shall be adjusted pursuant to Section 6 hereof, the Company shall issue a certificate signed by an authorized executive officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment. the method by which such adjustment was calculated and the Warrant Price after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Holder.

     8.   RIGHT TO CONVERT WARRANT INTO STOCK.

     8.1 RIGHT TO CONVERT. In addition to the rights granted under Section 4 of this Warrant, the Holder shall have the right to require the Company to convert this Warrant (the "Conversion Right") into shares of the Class of Stock for which the Warrant is then exercisable, as provided in this Section 8. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Warrant Price) that number of shares of stock equal to the quotient obtained by dividing (x) the value of this Warrant at the time the conversion Right is exercised (determined by subtracting the aggregate Warrant Price immediately prior to the exercise of the Conversion Right from the aggregate fair market value of the Shares issuable upon exercise of this Warrant immediately prior to the exercise of the Conversion Right, as determined pursuant to Section 8.4 below) by (y) the fair market value (as determined pursuant to Section 8.4 below) of one share of that Class of Stock immediately prior to the exercise of the Conversion Right.

     8.2 METHOD OF EXERCISE. The Conversion Right may be exercised at any time by the Holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right. Certificates of the shares of stock issuable upon exercise of the Conversion Right shall be delivered to the Holder within thirty (30) days following the Company's receipt of this Warrant together with the aforesaid written statement.

     8.3 AUTOMATIC CONVERSION PRIOR TO EXPIRATION. To the extent this Warrant is not previously exercised, and if the fair market value of one share of Common Stock is greater than the Warrant Price per share, this Warrant shall be deemed automatically exercised in accordance with Section 8.1 hereof (even if not surrendered) immediately before its expiration. To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section 8.3, the Company agrees to notify Holder within a reasonable period of time of the number of shares of the Class of Stock, if any, Holder is to receive by reason of such automatic exercise. The Company shall issue to the Holder certificates for the Shares issued upon such automatic conversion in accordance with Section 8.2 above, although the Company may condition receipt of the certificate upon surrender of the Warrant to the company.

     8.4 VALUATION OF STOCK. For purposes of this Section 8, the fair market value of one share of the Class of Stock issuable upon exercise of this Warrant shall mean:

          (a) The product of (i) the average of the closing price or, if no closing price is reported, the closing bid and asked prices of the Common Stock, quoted in the Over-The-Counter Market Summary, or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the ten (10) trading days prior to the date of determination of fair market value, and (ii) the number of shares of Common Stock into which each share of the Class of Stock is then convertible, if applicable;

          (b) If the Common Stock is not traded Over-The-Counter or on an exchange, the fair market value of the Class of Stock per share shall be as determined in good faith by the Company's Board of Directors; provided, however, that if the Holder in good faith disputes in writing the fair market value determined by the Board of Directors within thirty (30) days of being informed of such fair market value, the fair market value shall be determined by an independent appraiser, appointed in good faith by the Company's Board of Directors and whose reasonable expenses shall be borne equally by the Company and the Holder.

     9.   COMPLIANCE WITH ACT; TRANSFERABILITY OF WARRANT; DISPOSITION OF
          SHARES.

     9.1 LEGENDS. The Shares issued upon exercise of this Warrant shall be imprinted with a legend in substantially the following form:

          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

     Nothing in this Warrant shall obligate the Company to effect registration under federal or state securities law for any Shares issued upon exercise of the Warrant.

     9.2 TRANSFERABILITY AND NON-NEGOTIABILITY OF WARRANT AND SHARES. This Warrant and the Shares issued upon exercise thereof may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if reasonably requested by the Company). Subject to the provisions of this Section 9.2, title to this Warrant may be transferred in the same manner as a negotiable instrument transferable by endorsement and delivery.

     10.  MISCELLANEOUS.

     10.1 HOLDER TREATED AS OWNER - The Holder shall be treated by the Company and all other persons dealing with this Warrant as the absolute owner of the Warrant for any purpose and as the person entitled to exercise the rights represented by this Warrant, until the Warrant is transferred on the Company's books.

     10.2 NOTICES - Any notice or communication to be given pursuant to this Warrant shall be in writing and shall be delivered in person or by certified mail, return receipt requested, in the United States mail, postage prepaid. Notices to the Company shall be addressed to the Company's principal office. Notices to the Holder shall be addressed to the Holder's address as reflected in the records of the Company. Notices shall be effective upon delivery in person, or, if mailed, at midnight on the third (3rd) business day after mailing.

     10.3 NO STOCKHOLDER RIGHTS - This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

     10.4 GOVERNING LAW; VENUE - This Warrant shall be governed by and construed in accordance with the laws of the State of Minnesota as applied to contracts entered into between residents of the State of Minnesota to be wholly performed within the State of Minnesota. Venue for any suit brought with respect to this Agreement shall be solely in Ramsey County, Minnesota, where the Company's principal place of business is located.

     10.5 HEADINGS; INTERPRETATION - The section headings used herein are for convenience of reference only and are not intended to define, limit, or describe the scope or intent of any provision of this Warrant. All pronouns used in the Warrant shall be deemed to include masculine, feminine and neuter forms.

     10.6 SUCCESSORS - The covenants, agreements, and provisions of this Warrant shall bind the parties hereto and their respective successors and permitted assigns.

     10.7 SEVERABILITY - In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     10.8 REPRESENTATIONS OF THE HOLDER - By accepting delivery of this Warrant, the Holder hereby reconfirms its prior representations to the Company that this Warrant is being acquired for investment for its own account and not with a view to, or for resale in connection with, any distribution or public offering thereof. The Holder further understands that this Warrant has not been registered under the Securities Act of 1933, as amended, or any state securities law by reason of it being issued in a transaction exempt from the registration requirements. The Holder further reconfirms its prior representations that it is qualified as an "accredited investor" for purposes of Regulation D promulgated under the Securities Act of 1933. The Holder acknowledges that the Company has afforded it the opportunity to make such investigation of the Company as the Holder has deemed appropriate. The Holder further reconfirms its prior representations that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment.

                               ADVANCED UROSCIENCE, INCORPORATED


                               By:
                                  -----------------------------
                                   Timothy Lawin, Its Chairman

                                   APPENDIX A

                               NOTICE OF EXERCISE


TO:  Advanced UroScience, Incorporated

     1. The undersigned hereby elects to purchase ___________ shares of the Common Stock of Advanced UroScience, Incorporated, pursuant to terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full (as authorized by Section 4 thereof), together with all applicable transfer taxes, if any.

     2. Please issue a certificate or certificates representing said shares of the Common Stock in the name of the undersigned or in such other name as is specified below.

     3. The undersigned represents it is acquiring the shares of Common Stock solely for its own account and not as a nominee for any other party, and for investment purposes only, not with a view toward the resale or distribution thereof.



                                   ---------------------------------
                                             (Name)

                                   ---------------------------------
                                             (Address)

                                   ---------------------------------

                                   ---------------------------------

                                   ---------------------------------
                                   (Taxpayer Identification Number)


     ------------------------------
     [PRINT NAME OF HOLDER]

     By:
        ---------------------------
     Title:
           ------------------------
     Date:
          -------------------------